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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 24, 2000 on the financial statements of Red Cedar Gathering Company included in the Current Report on Form 8-K/A of Kinder Morgan Energy Partners, L.P. dated March 28, 2000.

/s/  Arthur Andersen LLP

Denver, Colorado,
April 17, 2000.